UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

Exchange Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Exchange Portfolio of BlackRock FundsSM

SEMI-ANNUAL REPORT  |  JUNE 30, 2009 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more — between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month
US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities (Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41
Taxable Fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/ shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of June 30, 2009

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark S&P 500 Index for the six month period.

What factors influenced performance?

•

Stock selection within the consumer staples sector negatively affected relative performance for the six months. Large investments in both The Procter & Gamble Co. and Wal-Mart Stores, Inc. hindered Portfolio returns, as these more defensive stocks — which had outperformed significantly in 2008 — did not participate in the aggressive market rally that began in March. Meanwhile, the information technology (IT) sector delivered the strongest return of any sector within the benchmark in 2009. However, the Portfolio’s holdings, which were concentrated in the largest and most stable companies, did not fully experience the sector’s rapid ascent.

•

On the positive side, the Portfolio’s large investment in Schlumberger Ltd. provided the greatest benefit and propelled its outperformance in energy during the period, as the oil services company rebounded strongly with the rise in oil prices into 2009. Improving financial market conditions led shares of American Express Co. to rise 29% during the period. American Express Co. and JPMorgan Chase & Co. drove the Portfolio’s relative outperformance within the financials sector.

Describe recent Portfolio activity.

•

During the six month period, the Portfolio’s sector weighting in IT increased notably due to the sector’s outperformance. The most notable decrease in allocation came from consumer staples, where we trimmed the Portfolio’s large investments in both The Procter & Gamble Co. and Wal-Mart Stores, Inc.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio was positioned defensively, with the largest overweights relative to the benchmark in both the consumer staples and healthcare sectors. The most notable current underweights are in the utilities and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp	7%
Berkshire Hathaway, Inc. - Class B	6
The Procter & Gamble Co.	6
Hewlett-Packard Co.	6
Target Corp.	6
International Business Machines Corp.	6
Schlumberger Ltd.	5
Microsoft Corp	5
Johnson & Johnson	4
Novartis AG - ADR	4

Sector Allocation	Percent of Long-Term Investments
Information Technology	20%
Health Care	18
Energy	16
Consumer Staples	15
Financials	13
Industrials	11
Consumer Discretionary	6
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Total Return Based on a $10,000 Investment

1	The Portfolio normally invests largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks.

2	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) - issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

Shares of the Portfolio are not currently offered to the public.

Performance Summary for the Period Ended June 30, 2009

	6-Month Total Returns	Average Annual Total Returns[3]
		1 Year	5 Years	10 Years
BlackRock Shares	1.90%	(23.53)%	(0.98)%	(1.53)%
S&P 500 Index	3.16	(26.21)	(2.24)	(2.22)

3	See “About Portfolio Performance” on page 6 for a detailed description of performance related information. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[4]
BlackRock Shares	$1,000.00	$1,019.00	$3.00	$1,000.00	$1,021.82	$3.01

4	For the BlackRock Shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

5	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	5

About Portfolio Performance

•	BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after May 1, 2010.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions; and (b) operating expenses including advisory fees and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Schedule of Investments June 30, 2009 (Unaudited)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 6.2%
The Boeing Co.	131,800	$5,601,500
General Dynamics Corp.	93,000	5,151,270

		10,752,770

Beverages — 2.4%
The Coca-Cola Co.	87,735	4,210,403

Capital Markets — 0.9%
Ameriprise Financial, Inc.	61,125	1,483,504

Computers & Peripherals — 11.3%
Hewlett-Packard Co.	255,074	9,858,610
International Business Machines Corp.	92,371	9,645,380

		19,503,990

Consumer Finance — 3.6%
American Express Co.	271,045	6,299,086

Diversified Financial Services — 2.5%
JPMorgan Chase & Co.	124,728	4,254,472

Electronic Equipment, Instruments & Components — 0.3%
Agilent Technologies, Inc.(a)	29,749	604,202

Energy Equipment & Services — 6.0%
Schlumberger Ltd.	172,339	9,325,263
Transocean Ltd.(a)	14,795	1,099,121

		10,424,384

Food & Staples Retailing — 3.6%
Wal-Mart Stores, Inc.	129,442	6,270,170

Food Products — 1.1%
General Mills, Inc.	8,497	476,002
Kraft Foods, Inc. - Class A	53,285	1,350,242

		1,826,244

Health Care Equipment & Supplies — 0.5%
Medtronic, Inc.	22,800	795,492

Household Products — 5.8%
The Procter & Gamble Co.	195,930	10,012,023

Industrial Conglomerates — 2.1%
General Electric Co.	317,848	3,725,179

Insurance — 6.2%
Berkshire Hathaway, Inc. - Class B(a)	3,687	10,676,556

IT Services — 2.5%
The Western Union Co.	266,480	4,370,272

Life Sciences Tools & Services — 2.6%
Millipore Corp.(a)	64,313	4,515,416

Machinery — 2.4%
Caterpillar, Inc.	124,256	4,105,418

Multiline Retail — 5.7%
Target Corp.	248,429	9,805,493

Oil, Gas & Consumable Fuels — 9.8%
BP Plc - ADR	116,846	5,571,217
Exxon Mobil Corp.	162,706	11,374,777

		16,945,994

Pharmaceuticals — 14.7%
AstraZeneca Plc - ADR	64,000	2,824,960
Johnson & Johnson	120,414	6,839,515
Merck & Co., Inc.	83,999	2,348,612
Novartis AG - ADR	161,364	6,582,038
Pfizer, Inc.	80,583	1,208,745
Wyeth	125,465	5,694,856

		25,498,726

Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp.	40,915	677,143

Software — 5.0%
Microsoft Corp.	367,277	8,730,174

Tobacco — 2.7%
Altria Group, Inc.	77,000	1,262,030
Philip Morris International, Inc.	77,000	3,358,740

		4,620,770

Wireless Telecommunication Services — 0.7%
Vodafone Group Plc - ADR	64,452	1,256,169

Total Long-Term Investments (Cost — $42,256,150) — 99.0%		171,364,050

Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.45%(b)(c)
(Cost — $1,498,370) — 0.9%	1,498,370	1,498,370

Total Investments (Cost — $43,754,520*) — 99.9%		172,862,420
Other Assets in Excess of Liabilities — 0.1%		197,473

Net Assets — 100.0%		$173,059,893

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$40,289,826

Gross unrealized appreciation	$133,303,383
Gross unrealized depreciation	(730,789)

Net unrealized appreciation	$132,572,594

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund	1,498,370	$1,325
BlackRock Liquidity Series, LLC Money Market Series	—	$2,616

(c)	Represents the current yield as of report date.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of certain securities have been abbreviated according to the following list.	ADR	American Depository Receipt

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	7

Schedule of Investments (concluded)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1:
Long-Term Investments[1]	$171,364,050
Short-Term Securities	1,498,370

Total Level 1	172,862,420

Level 2	—
Level 3	—

Total	$172,862,420

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)
Assets
Investments at value - unaffiliated (cost - $42,256,150)	$171,364,050
Investments at value - affiliated (cost - $1,498,370)	1,498,370
Dividends receivable	372,953
Dividends receivable - affiliated	581
Securities lending income receivable - affiliated	130
Prepaid expenses	9,905

Total assets	173,245,989

Liabilities
Investment advisory fees payable	68,373
Capital shares redeemed payable	46,758
Professional fees payable	31,477
Other affiliates payable	17,650
Printing fees payable	15,100
Officer’s and Trustees’ fees payable	5,447
Other accrued expenses payable	1,291

Total liabilities	186,096

Net Assets	$173,059,893

Net Assets Consist of
Paid-in capital	$54,790,172
Undistributed net investment income	1,685,591
Accumulated net realized loss	(12,523,770)
Net unrealized appreciation/depreciation	129,107,900

Net Assets	$173,059,893

Net Asset Value
BlackRock Shares outstanding, unlimited number of shares authorized, $0.001 par value	384,520

Net asset value	$450.07

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	9

Statement of Operations

Six Months Ended June 30, 2009 (Unaudited)
Investment Income
Dividends	$2,665,648
Foreign taxes withheld	(40,931)
Dividends - affiliated	1,325
Securities lending - affiliated	2,616

Total income	2,628,658

Expenses
Investment advisory	407,796
Administration	81,561
Professional	16,168
Printing	12,620
Officer and Trustees	8,946
Custodian	6,074
Transfer agent	4,403
Miscellaneous	6,110

Total expenses	543,678
Less fees waived by advisor	(29,617)
Less administration fees waived	(18,278)
Less transfer agent fees waived	(463)
Less transfer agent fees reimbursed	(3,075)

Total expenses after fees waived and reimbursed	492,245

Net investment income	2,136,413

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	743,755
Redemption-in-kind transactions	2,375,848

3,119,603

Net change in unrealized appreciation/depreciation on investments	(2,136,410)

Total realized and unrealized gain	983,193

Net Increase in Net Assets Resulting from Operations	$3,119,606

See Notes to Financial Statements.

10	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2009 (Unaudited)	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
Operations
Net investment income	$2,136,413	$901,937	$3,553,843
Net realized gain (loss) from investment transactions	743,755	(817,624)	(6,224,405)
Net realized gain from redemption-in-kind transactions	2,375,848	6,279,790	16,333,049
Net change in unrealized appreciation/depreciation	(2,136,410)	(56,880,388)	(56,243,591)

Net increase (decrease) in net assets resulting from operations	3,119,606	(50,516,285)	(42,581,104)

Dividends to Shareholders From
Net investment income from BlackRock Shares	(489,924)	(2,673,321)	(2,897,062)

Capital Share Transactions
Shares issued in reinvestment of dividends	80,694	389,729	446,682
Shares redeemed	(5,196,348)	(9,855,439)	(29,779,215)

Net decrease in net assets derived from capital share transactions	(5,115,654)	(9,465,710)	(29,332,533)

Net Assets
Total decrease in net assets	(2,485,972)	(62,655,316)	(74,810,699)
Beginning of period	175,545,865	238,201,181	313,011,880

End of period	$173,059,893	$175,545,865	$238,201,181

End of period undistributed net investment income	$1,685,591	$39,102	$1,810,486

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	11

Financial Highlights

	BlackRock
	Six Months Ended June 30, 2009 (Unaudited)	Period October 1, 2008 to December 31, 2008	Year Ended September 30,			Period January 1, 2005 to September 30, 2005	Year Ended December 31, 2004[1]
			2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$443.11	$572.26	$676.66	$575.50	$533.63	$520.73	$490.99

Net investment income	5.45 [2]	2.24 [2]	8.07 [2]	6.21 [2]	6.63 [2]	4.10 [2]	7.61
Net realized and unrealized gain (loss)	2.76	(124.70)	(105.98)	100.52	41.58	11.80	29.63

Net increase (decrease) from investment operations	8.21	(122.46)	(97.91)	106.73	48.21	15.90	37.24

Dividends from net investment income	(1.25)	(6.69)	(6.49)	(5.57)	(6.34)	(3.00)	(7.50)

Net asset value, end of period	$450.07	$443.11	$572.26	$676.66	$575.50	$533.63	$520.73

Total Investment Return
Based on net asset value	1.90%[3]	(21.35)%[3]	(14.56)%	18.62%	9.06%	3.10%[3]	7.63%

Ratios to Average Net Assets
Total expenses	0.67%[4]	0.71%[4]	0.65%	0.65%	0.67%	0.71%[4]	0.61%

Total expenses after fees waived, reimbursed and paid indirectly	0.60%[4]	0.60%[4]	0.60%	0.60%	0.60%	0.60%[4]	0.61%

Net investment income	2.62%[4]	1.94%[4]	1.28%	0.99%	1.20%	1.06%[4]	1.47%

Supplemental Data
Net assets, end of period (000)	$173,060	$175,546	$238,201	$313,012	$293,551	$292,516	$299,352

Portfolio turnover	—	—	—	1%	—	—	4%

1	During the year ended December 31, 2004, the investment advisor reimbursed the Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17 and increased total return by 0.04%.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Annualized.

See Notes to Financial Statements.

12	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2009, the Fund had 27 registered portfolios. These financial statements relate to the Fund’s BlackRock Exchange Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in investment companies are valued at net asset value each business day. The Portfolio values its investment in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon its prorata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Redemptions-In-Kind: The Portfolio transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statement of Operations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost method. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date.

Dividends and Distributions: Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually by the Portfolio. Net realized short-term capital gains, if any, are distributed annually. The Portfolio’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate capital gain tax rates on behalf of the shareholders.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. The Portfolio may invest cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Portfolio’s US federal tax returns remain open for each of the four years ended December 31, 2008. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140” (“FAS

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	13

Notes to Financial Statements (continued)

166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc., (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on the average daily value of the Portfolio’s net assets, at the annual rate of 0.50%.

Prior to June 1, 2009, the Manager contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 0.60% of the Portfolio’s average daily net assets. Effective June 1, 2009, the Manager contractually agreed to waive or reimburse fees or expenses until May 1, 2010, in order to limit expenses to 0.62% of the Portfolio’s average daily net assets. This expense limit applies to the aggregate expenses incurred on the BlackRock Share class, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses. This agreement is reviewed annually by the Board.

If within two years following a waiver or reimbursement, the operating expenses of the Portfolio that previously received a waiver or reimbursement from the Manager are less than the expense limit for that share class the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Manager at the previous quarterly meeting.

On June 30, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2010	2011	2012
$137,424	$144,886	$41,656

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agent fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, check writing, anti-money laundering services, and customer identification services.

PNCGIS and the Manager act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentages of average daily net assets of the BlackRock Share class: 0.025% of the first $500 million of the Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities. The Portfolio has retained BlackRock Investment Management, LLC (“BIM”), an indirect, wholly owned subsidiary of BlackRock, as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM

14	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Notes to Financial Statements (concluded)

may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolio on such investments is shown as securities lending - affiliated in the Statement of Operations. For the six months ended June 30, 2009, BIM received $716 in securities lending agent fees.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2009, were $0 and $4,751,542, including $3,009,663 of sales representing redemptions-in-kind, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolio did not borrow under the credit agreement during the six months ended June 30, 2009.

5. Capital Loss Carryforward:

As of December 31, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring December 31,					Total
2009	2010	2013	2014	2016
$633,046	$7,112,583	$1,281,140	$233,900	$6,382,704	$15,643,373

6. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in BlackRock Shares were as follows:

	Six Months Ended June 30, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
Shares issued in reinvestment of dividends	191	896	692
Shares redeemed	(11,836)[1]	(20,979)[2]	(47,029)[3]

Net decrease	(11,645)	(20,083)	(46,337)

[1]	Including (6,562) representing redemptions-in-kind.
[2]	Including (16,641) representing redemptions-in-kind.
[3]	Including (38,559) representing redemptions-in-kind.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	15

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Fund”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor, on behalf of BlackRock Exchange Portfolio (the “Portfolio”), a series of the Fund.

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to the Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

At an in-person meeting held on May 21-22, 2009, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to the Portfolio for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolio, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and

16	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Disclosure of Investment Advisory Agreement

indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio:

The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	17

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Portfolio’s peers. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors:

The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to the Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

18	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Member of the Audit Committee and Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Member of the Audit Committee and Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolio

100 Bellevue Parkway.

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Trustees wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffery Holland and Brian Schmidt became Vice Presidents of the Fund.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	19

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

20	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available, upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009	21

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

22	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EXCH-06/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: August 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: August 21, 2009